                                                                   EXHIBIT 18(b)

             THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


               That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Timed Bond Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

               IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.


                                           /s/Michael A. Carpenter
                                           Chairman of the Board, President
                                           and Chief Executive Officer
                                           The Travelers Insurance Company

             THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES



                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


               That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Timed Bond Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

               IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.


                                                 Jay S. Benet
                                                 Director
                                                 The Travelers Insurance Company

             THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES



                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


               That I, GEORGE C. KOKULIS of Simsbury, Connecticut, a director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Timed Bond Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

               IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.


                                                 George C. Kokulis
                                                 Director
                                                 The Travelers Insurance Company

             THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


               That I, IAN R. STUART of East Hampton, Connecticut, Director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Timed Bond Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

               IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1997.


                                        Ian R. Stuart
                                        Director, Senior Vice President,
                                        Chief Financial Officer,
                                        Chief Accounting Officer and Controller
                                        The Travelers Insurance Company

             THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


               That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Timed Bond Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

               IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.

                                                 Katherine M. Sullivan
                                                 Director, Senior Vice President
                                                 and General Counsel
                                                 The Travelers Insurance Company